Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Linktory Inc. (the “Company”) on Form 10-Q for the quarter ended February 29, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, CHANGMIN ZHOU, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 12, 2024

By: /s/ CHANGMIN ZHOU
CHANGMIN ZHOU
President, CEO, CFO and Treasurer